EX-5.f

RETIREMENT LATITUDES(SM) (10/08)                                     JACKSON(SM)
                                                 NATIONAL LIFE INSURANCE COMPANY
FIXED AND VARIABLE ANNUITY APPLICATION            Home Office: Lansing, Michigan
(VA310)                                                              WWW.JNL.COM

See back page for mailing address.

USE DARK INK ONLY - ALL PAGES MUST BE COMPLETED FOR "GOOD ORDER"
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               External Account No. (if applicable) |  Trade No. (if applicable)
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REGISTRATION INFORMATION
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OWNER'S NAME (FIRST)        (MIDDLE)        (LAST)           Date of Birth (mm/dd/yyyy)           ___ SSN  ___ TIN (include dashes)

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OWNER'S NAME (IF OWNED BY A NON-NATURAL ENTITY)

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Home Address (Physical Address Required)                     CITY               STATE           ZIP

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Mailing Address (if different from Home Address)             CITY               STATE           ZIP

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Age      Sex          U.S. Citizen       Phone No. (include area code)         E-Mail Address          Broker/Dealer Account Number
         __ M __ F    __ Yes __ No
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JOINT OWNER'S NAME (Proceeds will be distributed in accordance with the Contract on the first death of either Owner.
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(FIRST)                     (MIDDLE)                     (LAST)                                   ___ SSN  ___ TIN (include dashes)

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Home Address (Physical Address Required)     CITY               STATE           ZIP        Relationship to Owner (Check One)
                                                                                           ___ Spouse
                                                                                           ___ Other _________________
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Date of Birth (mm/dd/yyyy)      Age        Sex         U.S. Citizen       Phone No. (include area code)           E-Mail Address
                                           __ M __ F   __ Yes __ No
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ANNUITANT'S NAME (if other than Owner) (FIRST)        (MIDDLE)        (LAST)                      ___ SSN  ___ TIN (include dashes)

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Home Address (number and street)             CITY               STATE           ZIP        Relationship to Owner (Check One)
                                                                                           ___ Spouse
                                                                                           ___ Other _________________
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Date of Birth (mm/dd/yyyy)      Age        Sex         U.S. Citizen       Phone No. (include area code)           E-Mail Address
                                           __ M __ F   __ Yes __ No
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JOINT ANNUITANT'S NAME (if other than Joint Owner) (FIRST)       (MIDDLE)        (LAST)           ___ SSN  ___ TIN (include dashes)

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Home Address (number and street)             CITY               STATE           ZIP        Relationship to Owner (Check One)
                                                                                           ___ Spouse
                                                                                           ___ Other _________________
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Date of Birth (mm/dd/yyyy)      Age        Sex         U.S. Citizen       Phone No. (include area code)
                                           __ M __ F   __ Yes __ No
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BENEFICIARY DESIGNATION
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Percentages must equal 100% for each beneficiary type. For additional beneficiaries, please attach a separate sheet, signed and dated by the Owner, which includes names, percentages, and other required information.
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               Name                                 ___ SSN  ___ TIN (include dashes)    Percentage (%)

Primary        ---------------------------------------------------------------------------------------------------------------------
               Relationship to Owner (Check One)     Date of Birth (mm/dd/yyyy)     Address (number and street)     City, State, ZIP
               ___ Spouse
               ___ Other _________________
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__ Primary     Name                                 ___ SSN  ___ TIN (include dashes)    Percentage (%)
__ Contingent
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               Relationship to Owner    Address (number and street)     City, State, ZIP

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__ Primary     Name                                 ___ SSN  ___ TIN (include dashes)    Percentage (%)
__ Contingent
               ---------------------------------------------------------------------------------------------------------------------
               Relationship to Owner    Address (number and street)     City, State, ZIP

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__ Primary     Name                                 ___ SSN  ___ TIN (include dashes)    Percentage (%)
__ Contingent
               ---------------------------------------------------------------------------------------------------------------------
               Relationship to Owner    Address (number and street)     City, State, ZIP

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ARIZONA RESIDENTS, PLEASE NOTE: RIGHT TO EXAMINE. On written request, the
Company will provide to the contract Owner, within a reasonable time, reasonable factual information regarding the benefits and provisions of this Contract. If, for any reason, the contract Owner is not satisfied, the Contract may be returned to the Company or agent within 10 days (30 days if YOU WERE AGE 65 OR
OLDER ON THE DATE THE APPLICATION WAS SIGNED or it was purchased as a replacement contract) after delivery and the Contract Value, without deductions for any sales charges for the business day on which the Contract is received at its Service Center, will be returned.

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ANNUITY TYPE
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__ Non-Tax Qualified                         __ IRA - SEP                               __ IRA - Individual*
__ 401(k) Qualified Savings Plan             __ IRA - Custodial                         __ IRA - Roth*
__ HR-10 (Keogh) Plan                        __ Other ___________________________       *Tax Contribution Years and Amounts:
__ 403(b) TSA (Direct Transfer Only)                                                      Year:______   $______
                                                                                          Year:______   $______

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TRANSFER INFORMATION
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__ IRC 1035 Exchange                            Transfer request submitted directly to another institution?     __ Yes  __ No
__ Direct Transfer                              If yes, complete the following:
__ Direct Rollover                              Anticipated Amount:                                 $________________
__ Non-Direct Rollover                          Anticipated Date of Receipt (mm/dd/yyyy):            ________________
                                                Institution releasing funds: ________________________________________
                                                Account Number: _____________________________________________________

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INITIAL PREMIUM                                                          INCOME DATE
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Amount of premium with application: $__________________                  PLEASE SPECIFY DATE (mm/dd/yyyy):__________________
MAKE ALL CHECKS PAYABLE TO JACKSON NATIONAL LIFE INSURANCE COMPANY(R)    If an Income Date is not specified, the Company will
                                                                         default to the Latest Income Date as shown in the contract.
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OPTIONAL DEATH BENEFITS
                  ALL OPTIONAL DEATH BENEFITS MAY NOT BE AVAILABLE IN ALL STATES AND ONCE SELECTED CANNOT BE CHANGED.
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If no Optional Death Benefit is selected your beneficiary(ies) will receive the standard death benefit. Please see the prospectus for details.

May select only one Optional Death Benefit:  (Ages 0-79)

     1. ___ 5% Roll-Up Death Benefit (4% if the Owner is age 70 or older on the date of issue)(1)
     2. ___ 6% Roll-Up Death Benefit (5% if the Owner is age 70 or older on the date of issue)(1)
     3. ___ Highest Anniversary Value Death Benefit.(1)
     4. ___ Combination of Options 1 and 3 above.(1)
     5. ___ Combination of Options 2 and 3 above.(1)

                                 ADDITIONAL CHARGES WILL APPLY. PLEASE SEE THE PROSPECTUS FOR DETAILS.
              (1) May not be selected in combination with LifeGuard Freedom DB (a Guaranteed Minimum Withdrawal Benefit).
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OTHER OPTIONAL BENEFITS
                     ALL OPTIONAL BENEFITS MAY NOT BE AVAILABLE IN ALL STATES AND ONCE SELECTED CANNOT BE CHANGED.
Age limitations apply based on the age of the Annuitant(s), Owner(s) or Covered Lives. Please see the prospectus for details.
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     A. EARNINGS PROTECTION BENEFIT                      D. GUARANTEED LIVING BENEFIT OPTIONS
        __ EarningsMax(R)(Ages 0-75)                        (MAY SELECT ONLY ONE GMIB OR GMWB)

     B. WITHDRAWAL OPTIONS (MAY SELECT ONLY ONE)            Guaranteed Minimum Income Benefit (GMIB)
        __ 20% Free Withdrawal Benefit (1)(2)               __ FUTUREGUARD 6(SM)(Ages 0-75)
        __ 4-Year Withdrawal Charge Schedule (2)
                                                            Guaranteed Minimum Withdrawal Benefits (GMWB)
     C. CONTRACT ENHANCEMENT OPTIONS
        (MAY SELECT ONLY ONE)                                 __ SAFEGUARD MAX(SM)(Ages 0-85)
        __ 4% of first-year premium                              (GMWB with 5-Year Step-Up)
        __ 5% of first-year premium (2)                       __ AUTOGUARD 5(SM)(Ages 0-80)
                                                                 (5% GMWB with Annual Step-Up)
                                                              __ LIFEGUARD FREEDOM(SM)(Ages 45-80)
                                                                 (For Life GMWB with Bonus, GWB Adjustment, & Annual Step-Up)
                                                              __ LIFEGUARD FREEDOM DB(SM)(Ages 45-75)
                                                                 (For Life GMWB with Bonus, GWB Adjustment, Annual Step-Up & Death
                                                                 Benefit
                                                              __ LIFEGUARD FREEDOM WITH JOINT OPTION(SM)(3),(4)(Ages 45-80)
                                                                 (Joint For Life GMWB with Bonus, GWB Adjustment, & Annual Step-Up)


                                  ADDITIONAL CHARGES WILL APPLY. PLEASE SEE THE PROSPECTUS FOR DETAILS.

(1)  May not be  selected  in  combination  with  either  the 4% or 5%  Contract
     Enhancements.

(2)  If selected, premium payments will not be accepted after the first Contract
     Year.

(3) For Non-Qualified plans, spousal joint ownership required. Please ensure the Joint Owner section on Page 1 (including the "Relationship to Owner" box) is properly completed.

(4)  For Qualified plans, 100% spousal primary beneficiary designation required.
     Please  ensure the Primary  Beneficiary  section on Page 1  (including  the
     "Relationship to Owner" box) is properly completed. Not available on Custodial Accounts.

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                                                                                TOTAL NUMBER OF ALLOCATIONS MAY NOT EXCEED 18
PREMIUM ALLOCATION                                                        WHOLE PERCENTAGES ONLY * TOTAL ALLOCATION MUST EQUAL 100%
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NUMBER          JNL(R)/AIM PORTFOLIOS                               NUMBER          JNL/MELLON PORTFOLIOS (CONTINUED)
113 ___% International Growth                                       074 ___% S&P 24
196 ___% Large Cap Growth                                           223 ___% Value Line(R) 30
206 ___% Global Real Estate                                         123 ___% S&P 500(R) Index
195 ___% Small Cap Growth                                           124 ___% S&P(R) 400 MidCap Index
                JNL/CAPITAL GUARDIAN PORTFOLIOS                     128 ___% Small Cap Index
150 ___% Global Balanced                                            129 ___% International Index
103 ___% Global Diversified Research                                133 ___% Bond Index
250 ___% International Small Cap                                    187 ___% Technology Sector
102 ___% U.S. Growth Equity                                         054 ___% Enhanced S&P 500 Stock Index
                JNL/CREDIT SUISSE PORTFOLIOS                                        JNL/OPPENHEIMER PORTFOLIOS
066 ___% Global Natural Resources                                   173 ___% Global Growth
068 ___% Long/Short                                                                 JNL/PAM PORTFOLIOS
                JNL/EAGLE PORTFOLIOS                                272 ___% Asia ex-Japan
115 ___% Core Equity                                                273 ___% China-India
116 ___% SmallCap Equity                                                            JNL/PIMCO PORTFOLIOS
                JNL/FRANKLIN TEMPLETON PORTFOLIOS                   078 ___% Real Return
062 ___% Founding Strategy                                          127 ___% Total Return Bond
069 ___% Global Growth                                                              JNL/PPM AMERICA PORTFOLIOS
075 ___% Income                                                     105 ___% Core Equity
064 ___% Mutual Shares                                              136 ___% High Yield Bond
208 ___% Small Cap Value                                            293 ___% Mid Cap Value
                JNL/GOLDMAN SACHS PORTFOLIOS                        294 ___% Small Cap Value
110 ___% Core Plus Bond                                             106 ___% Value Equity
059 ___% Emerging Markets Debt                                                      JNL/RED ROCKS PORTFOLIO
207 ___% Mid Cap Value                                              300 ___% Listed Private Equity
076 ___% Short Duration Bond                                                        JNL/SELECT PORTFOLIOS
                JNL/JPMORGAN PORTFOLIOS                             104 ___% Balanced
126 ___% International Value                                        107 ___% Money Market
101 ___% MidCap Growth                                              179 ___% Value
109 ___% U.S. Government & Quality Bond                                             JNL/T. ROWE PRICE PORTFOLIOS
                JNL/LAZARD PORTFOLIOS                               111 ___% Established Growth
077 ___% Emerging Markets                                           112 ___% Mid-Cap Growth
132 ___% Mid Cap Value                                              149 ___% Value
131 ___% Small Cap Value                                                            JNL/S&P STRATEGIC PORTFOLIOS
                JNL/M&G PORTFOLIOS                                  292 ___% S&P 4
060 ___% Global Basics                                                              JNL/S&P MANAGED PORTFOLIOS
061 ___% Global Leaders                                             227 ___% Conservative
                JNL/MELLON CAPITAL MANAGEMENT PORTFOLIOS            226 ___% Moderate
224 ___% JNL 5                                                      117 ___% Moderate Growth
145 ___% Dow (SM) 10                                                118 ___% Growth
193 ___% S&P 10                                                     119 ___% Aggressive Growth
183 ___% Global 15                                                                  JNL/S&P DISCIPLINED PORTFOLIOS
184 ___% 25                                                         070 ___% Moderate
186 ___% Select Small-Cap                                           071 ___% Moderate Growth
079 ___% JNL Optimized 5                                            072 ___% Growth
225 ___% VIP                                                                        FIXED ACCOUNT OPTIONS
096 ___% Dow Dividend                                               041 ___% 1-Year
299 ___% European 30                                                043 ___% 3-Year
222 ___% Nasdaq(R) 25                                               045 ___% 5-Year
298 ___% Pacific Rim 30                                             047 ___% 7-Year



                                 TO SELECT CAPITAL PROTECTION PROGRAM,
                         AUTOMATIC REBALANCING OR DCA+, PLEASE SEE NEXT PAGE.

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                     ALL PREMIUM ALLOCATION OPTIONS MAY NOT BE AVAILABLE IN ALL STATES
                  RESTRICTIONS MAY APPLY AT JACKSON'S DISCRETION ON A NON-DISCRIMINATORY BASIS.
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CAPITAL PROTECTION PROGRAM
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 __ Yes __ No    (If no selection is made, Jackson(SM) will default  to "No.")

If you marked "Yes", which Fixed Account Option do you wish to select for the Capital Protection Program? Select only one.

 __ 1-Year    __ 3-Year    __ 5-Year    __ 7-Year

Having  selected  the Capital  Protection  Program,  the balance of your initial premium will be allocated as indicated in the
Premium Allocation Section on page 3.
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SYSTEMATIC INVESTMENT
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___ CHECK HERE FOR AUTOMATIC REBALANCING. Only the                   DCA+ ($15,000 CONTRACT MINIMUM)
Portfolios selected in the Premium Allocation Section and the        030 ____% 6-month
1-year Fixed Account (if selected) will participate in the           032 ____% 12-month
program. The 3-, 5- and 7-year Fixed Accounts are not
available for Automatic Rebalancing.                                 IF DCA+ IS SELECTED, YOU MUST ATTACH THE SYSTEMATIC INVESTMENT
                                                                     FORM (V2375).
Frequency:  ___ Monthly         ___ Quarterly
            ___ Semi-Annual     ___ Annual                           DCA+ provides an automatic monthly transfer to the selected
                                                                     Portfolio(s) so the entire amount invested in this program,
Start Date: ___________________________________________              plus earnings, will be transferred by the end of the DCA+ term selected.
If no date is selected, the program will begin one
month/quarter/half year/year (depending on the frequency
you selected) from the date Jackson applies the first
premium payment. If no frequency is selected, the frequency
will be annual.
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TELEPHONE/ELECTRONIC TRANSFERS AUTHORIZATION
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DO YOU WISH TO AUTHORIZE THESE TYPES OF TRANSFERS?
                                 ___ Yes      ____ No

By checking  "Yes", I (We)  authorize  Jackson  National Life Insurance  Company
(Jackson) to accept fund transfers/allocation  changes via telephone,  Internet, or other electronic medium from me (us) and my (our)  Representative  subject to
Jackson's administrative procedures.  Jackson has administrative procedures that
are  designed  to  provide  reasonable   assurances  that   telephone/electronic
authorizations are genuine.  If Jackson fails to employ such procedures,  it may be held liable for losses resulting from a failure to use such procedures.

I (We) agree that Jackson, its affiliates,  and subsidiaries shall not be liable
for  losses  incurred  in  connection  with  telephone/electronic   instructions
received, and acted on in good faith,  notwithstanding subsequent allegations of error or mistake in connection with any such transaction instruction.

IF NO ELECTION IS MADE,  JACKSON  WILL  DEFAULT TO "NO" FOR  RESIDENTS  OF NORTH
DAKOTA AND NEW HAMPSHIRE AND TO "YES" FOR RESIDENTS OF ALL OTHER STATES.
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ELECTRONIC DELIVERY OF STATEMENTS/CORRESPONDENCE
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I (We) consent __ to electronic delivery of the following:

__ quarterly statements         __ prospectuses and prospectus supplements
__ periodic and immediate       __ proxy and other voting materials, related
   confirmations                   correspondence
__ annual and semi-annual       __ other documents from Jackson National Life
   reports                         Insurance Company.

This consent will continue unless and until revoked and will cover delivery to you in the form of a compact disc, by e-mail or by notice to you of a document's availability on a web-site.

I (We) do not consent __ to electronic delivery for any of the documents listed above.

The computer hardware and software requirements that are necessary to receive, process and retain electronic communications that are subject to this consent are as follows:

     To view and download material electronically, you must have a computer with Internet access, an active e-mail account, Adobe Acrobat Reader and/or a CD-ROM drive. If you don't already have Adobe Acrobat Reader, you can download it free from www.adobe.com.

I (We) do __ do not __ have ready access to computer hardware and software that meet the above requirements. My e-mail address is:__________________________. I
(We) will notify the company of any new e-mail address.

There is no charge for electronic delivery,  although you may incur the costs of
Internet access and of such computer and related hardware and software as may be necessary  for you to  receive,  process  and retain  electronic  documents  and communications  from  Jackson.  Please  make  certain  you have given  Jackson a current e-mail address. Also let Jackson know if that e-mail address changes. We may need to notify you of a  document's  availability  through  e-mail.  You may request  paper  copies,  whether or not you consent or revoke  your  consent for electronic  delivery,  at  any  time  and  for no  charge.  Please  contact  the appropriate  Jackson  Service  Center or go to www.jnl.com to update your e-mail address,  revoke your consent to electronic  delivery,  or request paper copies.
Even if you have  given  us  consent,  we are not  required  to make  electronic delivery and we have the right to deliver any document or communication in paper form. This consent will need to be supplemented by specific  electronic  consent upon  receipt  of any of  these  means  of  electronic  delivery  or  notice  of availability.
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IMPORTANT - PLEASE READ CAREFULLY - SIGNATURE(S) REQUIRED BELOW - THIS ENTIRE
SECTION MUST BE COMPLETED FOR "GOOD ORDER"
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STATEMENT REGARDING EXISTING POLICIES OR ANNUITY CONTRACTS

I (We) certify that:

___ I (We) do not have any existing life insurance policies or annuity contracts.

___  I (We) do have  existing  life  insurance  policies  or annuity  contracts.
     PRODUCER:  IF THE APPLICANT DOES HAVE EXISTING LIFE  INSURANCE  POLICIES OR
     ANNUITY  CONTRACTS  YOU MUST PRESENT AND READ TO THE  APPLICANT  THE NOTICE
     REGARDING  REPLACEMENT  (X0512 - STATE VARIATIONS MAY APPLY) AND RETURN THE
     NOTICE,   SIGNED  BY  BOTH  THE  PRODUCER  AND  THE  APPLICANT,   WITH  THE
     APPLICATION.

                         COMPLETE X0512 WHERE REQUIRED
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REPLACEMENT
ARE YOU REPLACING AN EXISTING LIFE INSURANCE POLICY OR ANNUITY CONTRACT?
___ YES ___ NO  IF "YES", COMPLETE THE FOLLOWING.
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Company Name            Contract No.            Anticipated Transfer Amount
                                                $
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Company Name            Contract No.            Anticipated Transfer Amount
                                                $
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1. I (We) hereby represent to the best of my (our) knowledge and belief that each of the statements and answers contained in this application are true, complete and correctly recorded.

2. I (We) certify that the Social Security or Taxpayer Identification number(s) shown above is (are) correct.

3.   I  (WE)  UNDERSTAND  THAT  ANNUITY  BENEFITS,  DEATH  BENEFIT  VALUES,  AND
     WITHDRAWAL  VALUES,  IF ANY, WHEN BASED ON THE  INVESTMENT  EXPERIENCE OF A
     PORTFOLIO  IN THE  SEPARATE  ACCOUNT OF  JACKSON  ARE  VARIABLE  AND MAY BE
     INCREASED OR DECREASED, AND THE DOLLAR AMOUNTS ARE NOT GUARANTEED.

4. I (We) have been given a current prospectus for this variable annuity and for each available portfolio.

5. The contract I (We) have applied for is suitable for my (our) insurance and investment objectives, financial situation and needs.

6.   I understand the restrictions imposed by 403(b)(11) of the Internal Revenue
     Code.  I  understand  the  investment   alternatives   available  under  my
     employer's 403(b) plan, to which I may elect to transfer my contract value.

7.   I (WE) UNDERSTAND THAT ALLOCATIONS TO THE FIXED ACCOUNT OPTIONS ARE SUBJECT
     TO AN  ADJUSTMENT  IF  WITHDRAWN  OR  TRANSFERRED  PRIOR  TO THE END OF THE
     APPLICABLE PERIOD, WHICH MAY REDUCE AMOUNTS WITHDRAWN OR TRANSFERRED.

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SIGNATURES
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OWNER'S SIGNATURE       DATE SIGNED (MM/DD/YYYY)        STATE WHERE SIGNED

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OWNER TITLE (IF OWNED BY AN ENTITY)

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Joint Owner Signature          Date Signed (mm/dd/yyyy)       State where signed

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Annuitant's Signature          Date Signed (mm/dd/yyyy)       State where signed
(if other than Owner)

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Joint Annuitant's Signature    Date Signed (mm/dd/yyyy)       State where signed
(if other than Joint Owner)

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                    PRODUCER/REPRESENTATIVE PLEASE COMPLETE
                        AND SUBMIT PAGE 6 FOR GOOD ORDER

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PRODUCER/REPRESENTATIVE'S STATEMENT - SIGNATURE(S) REQUIRED BELOW - THIS ENTIRE
SECTION MUST BE COMPLETED FOR "GOOD ORDER"
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PRODUCER/REPRESENTATIVE'S CERTIFICATION REGARDING SALES MATERIAL
Important  Note:  Complete  this  certification  section  only if the  applicant answered affirmatively to the Statement  Regarding  Existing Policies or Annuity
Contracts AND answered "Yes" to EITHER  question 1 or 2 on the Notice  Regarding
Replacement (Form X0512 - state variations may apply).
I certify that:

__ I did not use sales material(s) during the presentation of this Jackson product to the applicant.

__   I used only  Jackson-approved  sales material(s) during the presentation of this Jackson product to the applicant. In addition,  copies of all approved
     sales   material(s)  used  during  the  presentation  were  left  with  the applicant.
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PRODUCER/REPRESENTATIVE'S STATEMENT

I have read Jackson's Position With Respect to the Acceptability of Replacements
(XADV5790 - state variations may apply) and ensure that this replacement (if applicable) is consistent with that position. By signing this form, I certify that the statement regarding any applicable life insurance policies or annuity contracts and the statement regarding sales material have been answered correctly to the best of my knowledge.

I certify that: I am authorized and qualified to discuss the contract herein applied for; I have fully explained the contract to the client, including contract restrictions and charges; I believe this transaction is suitable given the client's financial situation and needs; I have complied with requirements for disclosures and/or replacements as necessary; and to the best of my knowledge and belief the applicant's statement as to whether or not an existing life insurance policy or annuity contract is being replaced is true and accurate.

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Producer/Representative's Full Name   (First)     (Middle)     (Last)             Phone No. (include area code)
(please print)

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Producer/Representative's Signature                                               Date Signed (mm/dd/yyyy)

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Address (number and street)                     City, State, ZIP (xxxxx-xxxx)

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E-Mail Address         Contact your home office for program information. (If none indicated, designated default will be used.)
                           __ Option A   __ Option B   __ Option C
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Broker/Dealer Name              Broker/Dealer Representative No.           Jackson Producer/Representative No.

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ARKANSAS, COLORADO, DISTRICT OF COLUMBIA, KENTUCKY, LOUISIANA, MAINE, NEW MEXICO, OHIO, OKLAHOMA, PENNSYLVANIA, TENNESSEE, AND WEST VIRGINIA RESIDENTS, PLEASE NOTE: Any person who knowingly, and with intent to defraud any insurance company or other person, files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

In COLORADO, any insurance company, or agent of an insurance company, who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding, or attempting to defraud, the policyholder or claimant with regard to a settlement or award payable from insurance proceeds, shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

DISTRICT OF COLUMBIA PLEASE NOTE: It is a crime to knowingly provide FALSE, incomplete or MISLEADING information to an insurance company for the purpose of defrauding the company or any other person. Penalties may include imprisonment, fines and/or a denial of insurance benefits.
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                     MAILING ADDRESS AND CONTACT INFORMATION
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IF PURCHASED THROUGH A NON-BANK BROKER/DEALER, SEND TO:

        REGULAR MAIL                                 OVERNIGHT MAIL
    Jackson Service Center                        Jackson Service Center
       P.O. Box 30314                                1 Corporate Way
    Lansing, MI 48909-7814                          Lansing, MI 48951

                                       OR

                                  REGULAR MAIL
                             Jackson Service Center
                                 P.O. Box 17240
                              Denver, CO 80217-0240

             Customer Care: 800/766-4683 (8:00 a.m. to 8:00 p.m. ET)
                                Fax: 800/943-6761
                           E-Mail: contactus@jnli.com
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IF PURCHASED THROUGH A BANK OR FINANCIAL INSTITUTION, SEND TO:

          REGULAR MAIL                OVERNIGHT MAIL
   Jackson/IMG Service Center    Jackson/IMG Service Center
         P.O. Box 30392               1 Corporate Way
     Lansing, MI 48909-7892          Lansing, MI 48951

             Customer Care: 800/777-7779 (8:00 a.m. to 8:00 p.m. ET)
                                Fax: 517/706-5540
                           E-Mail: contactus@jnli.com
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         Not FDIC/NCUA insured * Not Bank/CU guaranteed * May lose value
                Not a deposit * Not insured by any federal agency
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